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                          ENDORSEMENT NO. 1             Exhibit 10.2

                                 TO

                          SERVICE AGREEMENT
                    (DATED AS OF JANUARY 1, 1988)

     WHEREAS, pursuant to Article VII, Section 2 of the Service Agreement among and between WICOR, Inc. ("WICOR"), Wisconsin Gas Company, Sta-Rite Industries, Inc. and WEXCO of Delaware, Inc., dated as of January 1, 1988 ("Agreement"), new subsidiaries acquired by WICOR may become parties to the Agreement by endorsement after review and approval by the Public Service Commission of Wisconsin; and

     WHEREAS, on July 28, 1993, WICOR acquired all of the outstanding common stock of Carr-Griff, Inc. (d/b/a SHURflo); and

     WHEREAS, the corporate name of Carr-Griff, Inc. has been changed to SHURflo Pump Manufacturing Co. ("SHURflo"); and

     WHEREAS, the parties desire to add SHURflo as a party to the Agreement and to be bound by all the terms and conditions of the Agreement.

     NOW, THEREFORE, SHURflo agrees to become a party to the Agreement and to be bound by all the terms and conditions of the Agreement.

     IN WITNESS WHEREOF, SHURflo Pump Manufacturing Co. has caused this Endorsement to be executed in its name and on its behalf by its duly authorized officers as of the 28th day of July, 1993.



ATTEST:                               SHURflo Pump Manufacturing Co.

Karen E. Spors                             by: Stuart W. Tisdale
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Assistant Secretary                        Chairman